JP Morgan FinTech and Specialty Finance Forum November 30, 2016

1© 2016 Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2017 Financial Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2016 (the “2016 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2016 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; any material breach of Broadridge security affecting its clients’ customer information; declines in participation and activity in the securities markets; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2016 Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. GAAP except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of the Company's ongoing operating performance. These adjusted measures exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs from these measures because excluding such information provides the Company with an understanding of the results from the primary operations of its business and these items do not reflect ordinary operations or earnings. Management believes these measures may be useful to an investor in evaluating the underlying operating performance of the Company's business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, the Company provides Free cash flow information because it considers Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions and other discretionary investments. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by operating activities less Capital expenditures and Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2016 What is Broadridge? Unique Franchises with Ubiquitous Presence Growing and Predictable Revenues • 6% Revenue CAGR since FY2011 with 98% client revenue retention rate Strong Free Cash Flow • FY2016 CapEx:Revenue ratio of 2.6% Balanced Capital Allocation • 45% dividend payout ratio target and focus on tuck-in M&A Strong and Experienced Management Team • Focused on Delivering Top Quartile TSR • Investing for Long-Term Growth

4© 2016 Broadridge’s Unique Franchise in Financial Services 98% client revenue retention rate 50+ years of financial services experience of the top-101 global banks are our clients 10 #1 leading provider of U.S. beneficial proxy and prospectus, U.S. fixed income & Canadian equity processing Billion investor communications processed annually 2+ average daily in North American fixed income & equity trades $5+ Trillion of outstanding shares in U.S. processed, 50%+ rest of world 80%+ markets where we clear and settle trades 70+ Investor Communication Solutions Global Technology & Operations + 1. Top 10 global banks based on total revenues in equity, FICC and IBD per Coalition Research, 1Q’14. Note: All Broadridge results and statistics are for FY ended 6/30/16 other than 5-year average client revenue retention rate. Our solutions range from SaaS to customized managed services supporting full outsourcing

5© 2016 Broadridge Brings Technology Solutions to its Core Client Segments Capital Markets Wealth Management Asset Management Corporates Communications Processing Data & Analytics • 1,100 Banks & Brokers • 6,700 Institutional Investors • 140,000,000 Individual Accounts • 100,000 Financial Advisors • 800 Mutual Fund and ETF Families • 250 Retirement Service Providers • 10,000 Corporate Issuers US & Canada • 45,000 Global Corporate Issuers

6© 2016 Strong and Predictable Business Model 98% client revenue retention rate Consistently high retention rate reflects the strength of our client relationships Long-term contracts Expanding portfolio of growth products Growth products contributing a growing % of revenue NACC acquisition should accelerate digital growth 91%+ of total revenue is recurring Diverse revenue distribution • Over 1,100 broker-dealers • ~10,000 corporate issuers • ~800 mutual fund families Note: All Broadridge results and statistics are for FY ended 6/30/16 other than 5-year average revenue retention rate. $2.07 $2.13 $2.07 $2.21 $2.17 $2.30 $2.43 $2.56 $2.69 $2.90 $1.6 $1.8 $2.0 $2.2 $2.4 $2.6 $2.8 $3.0 FY 2007 FY 2008 FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 Broadridge Revenues: FY2007-FY2016$ in billions Resilience in the downturn

7© 2016 Fiscal Year 2016 Total Revenues of $2.9 Billion FY 2016 Revenues by Type Recurring Fee Revenue Growth FY2011-FY2016$0.9 29% $1.9 64% $0.2 7% Distribution Recurring Fees Event-Driven FY 2016 Revenues by Segment $2.2 75% $0.7 25% ICS GTO $ in billions FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 $1.3 $1.5 $1.5 $1.6 $1.7 $1.9

8© 2016 $24B Market Opportunity Bolstered By Key Market Trends Current Addressable Market Key Market Trends $16B $8B Global Technology & Operations Investor Communication Solutions Mutualization Strong drive to standardize duplicative, non-differentiating industry capabilities Digitization Digital technologies that enable lower cost, higher touch interactions Data and Analytics Network and data assets that enable clients to create unique value

9© 2016 $1,647 $1,776 $1,881 $2,030 $2,220 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 $2,100 $2,200 $2,300 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 $ in millions ICS Revenue Breakdown and Growth Trends FY 2016 ICS Revenues of $2.22 billion1 Broad Client Base $864 39% $199 9% $290 13% $321 14% $193 9% $353 16% B A N K S B R O K E R - D E A L E R S M U T U A L F U N D S C O R P O R AT E I S S U E R S Distribution Other ICS Customer Comm. & Fulfillment Mutual Fund Interims Equity Proxy Increase in electronic distribution reduces postage revenue and increases margins 1. Financial metrics in millions and statistics are for FY16 ended 6/30/16. $2.22 Bn (77% of Broadridge) 5 Yr. Revenue CAGR of 7% Event-Driven Recurring

10© 2016 Customer Communications Combination Highlights Compelling financial and strategic opportunities Compelling near term financial benefits Attractive medium term expansion opportunity Larger long term digital opportunity  Projected to be accretive to EPS and Adjusted EPS in FY 2017 (EPS accretion included in 2017 guidance)  $20 million of annualized cost synergies expected in 18-30 months post-close  Deeper penetration of key client segments  Creates North America’s premier customer communications technology platform  Scaled point of consolidation for in-house platforms as industry evolves and moves to digital communications  Enables accelerated investment in next-gen digital capabilities  Expected to create leading digital and multi-channel communications provider through Inlet and other capabilities  Positions BR to address low e-adoption rates for financial services and service providers Strategically aligned with key industry trends of Mutualization, Digitization, and Data & Analytics

11© 2016 $642 $645 $681 $693 $738 $300 $400 $500 $600 $700 $800 $900 FY 2012 FY 2013 FY 2014 FY 2015 FY 2016 $ in millions GTO Revenue Breakdown and Growth Trends By Product1 Strong Market Position Clears and settles in over 70 countries Processes avg. of over $5 trillion in equity and fixed income trades per day in US and Canadian securities 18 of the 23 primary fixed income dealers in the US are our clients Equity (83%) Transaction-Based, $137 Non-transaction, $476 Fixed Income (17%) Transaction-Based, $58 Non-transaction, $67 1. Financial metrics in millions and statistics are for FY16 ended 6/30/16. Broadridge has two segments, ICS and GTO. $738 M (25% of Broadridge) 5 Yr. Revenue CAGR of 4%

12© 2016 Pr iorit y Executing Our Capital Stewardship Strategy To Enhance Shareholder Value Committed to a strong dividend Targeting tuck-in acquisitions to drive growth Share repurchases Maintain investment grade credit rating Fiscal Years 2013 - 2016: Select Uses of Cash (a) Purchases of Treasury stock, net of proceeds from exercise of stock options (b) Includes other investments $86 $97 $122 $137 $36 $192 $80 $240 $76 $97 $203 $53 $492 $0 $100 $200 $300 $400 $500 $600 FY 2013 FY 2014 FY 2015 FY 2016 Q1 2017 Acq / Inv. Net Share Repurchase Dividends $ in millions

13© 2016 FY15–FY17F FY16A FY17F* Recurring Fee Revenue Growth 7-10% 9% 29-31% Total Revenue Growth 5-7% 8% 43-45% Adjusted Operating Income Margin +50-60bps/yr. 18.5% ~15% Adjusted Earnings Growth 9-11% 8% 12-17% On Track to Achieve Three Year Financial Objectives* 3-Year CAGR * As of November 9 First Quarter Fiscal Year 2017 Earnings report - includes impact of DST’s North American Customer Communications business, which was completed on July 1, 2016

Sustainable Growth, Operational Excellence, and Sound Capital Deployment Drive Performance

Top Quartile Total Shareholder Return

Sustainable Growth

7–10% Recurring Fee 3-Year CAGR (FY14–FY17F)

- Drive organic growth in current markets
- Exploit adjacencies

Operational Excellence

Consistent Margin[1] Expansion

- Realize efficiencies
- Increase operational leverage

Capital Strategy

Target ~45% payout ratio[2], Tuck-in M&A and share repurchases

- Consistent, strong FCF
- Balance investing and returning cash to shareholders

- **Strong and resilient franchise**
- **Ubiquitous presence in financial services**
- **Deep industry expertise**
- **Powerful service profit chain culture**

1. Represents Adjusted Earnings Before Interest and Taxes Margin. 2. Dividend subject to Board approval

Broadridge
© 2016
14

Broadridge First Quarter Fiscal Year 2017 Highlights

16© 2016 First Quarter 2017 Financial Summary  First quarter is seasonally smallest quarter of Broadridge's fiscal year  Total revenue growth of 51% and recurring revenue growth of 32% o NACC acquisition biggest driver of growth o Organic recurring fee revenue growth of 3%  Strong bottom line growth o Diluted EPS flat year-over-year o Adjusted EPS grew 9% to $0.36  Closed sales up 26% to $22 million  On track to achieve Fiscal Year 2017 guidance and three year financial objectives* * As of November 9 First Quarter Fiscal Year 2017 Earnings report

17© 2016 Business Update  Interim record growth improved sequentially - still below recent levels  NACC integration going well o On track to achieve $20 million of targeted synergies o Building blocks of digital strategy coming into place including rollout of Broadridge Communications Cloud at Money 20/20  Acquisition of Inveshare technology assets will accelerate development of blockchain capabilities for proxy market o Builds on legacy of technology-driven innovation in proxy market  M&O Systems acquisition is most recent tuck-in acquisition by Broadridge  Regulatory update o SEC Investment Company Reporting Modernization rule adopted without notice and access provision

Appendix

19© 2016 Reconciliation of Non-GAAP to GAAP Measures $ in million, except per share figures Three Months Ended September 30, 2016 2015 Operating income (GAAP) $ 66.0 $ 59.1 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 12.8 8.1 Acquisition and Integration Costs 2.8 1.3 Adjusted Operating income (Non-GAAP) $ 81.6 $ 68.4 Operating income margin (GAAP) 7.4% 9.9% Adjusted Operating income margin (Non-GAAP) 9.1% 11.5% Three Months Ended September 30, 2016 2015 Net earnings (GAAP) $ 33.7 $ 33.5 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 12.8 8.1 Acquisition and Integration Costs 2.8 1.3 Tax impact of adjustments (5.4) (3.3) Adjusted Net earnings (Non-GAAP) $ 43.9 $ 39.6 Three Months Ended September 30, 2016 2015 Diluted earnings per share (GAAP) $ 0.28 $ 0.28 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.11 0.07 Acquisition and Integration Costs 0.02 0.01 Tax impact of adjustments (0.04) (0.03) Adjusted earnings per share (Non-GAAP) $ 0.36 $ 0.33 Note: Amounts may not sum due to rounding. Three Months Ended September 30, 2016 2015 Net cash flows used in operating activities (GAAP) $ (87.4) $ (24.6) Capital expenditures and Software purchases and capitalized internal use software (14.7) (17.8) Free cash flow (Non-GAAP) $ (102.1) $ (42.4) (Unaudited)

20© 2016 Reconciliation of Non-GAAP to GAAP Measures – Fiscal Year 2017 Guidance (Unaudited) Adjusted Earnings Per Share Growth Rate (1) Diluted earnings per share (GAAP) 9% - 14% Adjusted earnings per share (Non-GAAP) 12% - 17% Adjusted Operating Income Margin (2) Operating income margin % (GAAP) ~13.6% Adjusted Operating income margin % (Non-GAAP) ~15% Free Cash Flow Net cash flows provided by operating activities (GAAP) $470 - $550 Capital expenditures and Software purchases and capitalized internal use software (120) - (150) Free cash flow (Non-GAAP) $350 - $400 (1) Adjusted EPS growth (Non-GAAP) is adjusted to exclude the projected impact of Amortization of Acquired Intangibles and Purchased Intellectual Property and Acquisition and Integration Costs and is calculated using diluted shares outstanding. Fiscal year 2017 Non-GAAP Adjusted EPS guidance estimates exclude estimated Amortization of Acquired Intangibles and Purchased Intellectual Property, and Acquisition and Integration Costs, net of taxes, of approximately $0.40 per share. (2) Adjusted Operating income margin (Non-GAAP) is adjusted to exclude the projected impact of Acquired Intangibles and Purchased Intellectual Property and Acquisition and Integration Costs. Fiscal year 2017 Non-GAAP Adjusted Operating income margin guidance estimates exclude estimated Acquired Intangibles and Purchased Intellectual Property and Acquisition and Integration Costs of approximately $74 million.